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EXHIBIT 99.1

Slide 1




                                     EnTech
                        Environmental Technologies, Inc.
                                  (OTCBB: EEVT)



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Slide 2


SAFE HARBOR STATEMENT

This presentation may include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filings and other public documents, including our Quarterly Report on Form 10-QSB for the period ending March 31, 2004.

In the following presentation are various projections with respect to the company. The projections are based upon the assumptions and estimates discussed herein. The projections must be read in conjunction with the assumptions and estimates associated therewith and with the understanding that there can be no assurance that all material assumptions and estimates have been considered in the preparation of the projections or that those assumptions and estimates which are set forth and relied upon will in fact occur or be applicable to the company. No representation is made that the projections are or will be accurate in any degree.

We believe that the projections contained in this presentation contain forward looking statements. These forward looking statements are based largely on our expectations and are subject to a number of risks and uncertainties, many of which are beyond our control. Actual results could differ materially from these forward looking statements as a result of the factors described herein, including, among others, regulatory or economic influences. In light of these risks and uncertainties, there can be no assurance that the forward looking information contained in the projections or this presentation will in fact transpire or prove to be accurate. The inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans of the company will be achieved.


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Slide 3


KEY FACTS

                    SYMBOL                   EEVT
                    Exchange                 OTC Bulletin Board
                    Location                 Rancho Cucamonga, California
                    Employees                182
                    Shares Outstanding       14,612,499
                    Warrants                 8,475,375
                                             (would generate $19.9mm)
                    Price  as of 6/7/04      $2.25
                    Market Cap
                    (fully diluted)          $51,947,716
                    Debt                     $6,451,269
                    Insider Ownership        10,150,000
                    Institutional Ownership  20.4%

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Slide 4

MANAGEMENT
post Environ acquisition

          Steve Rosenthal          Chairman, CEO
          Mike Webb                President
          Bill Greene              Chief Financial Officer
          Patrick Schultz          COO, Manufacturing & Marketing
          Bob Christie             COO, Construction & Environmental Services
          Doug Parker              Director of Sales and Marketing
          Bret Covey               President, CPI Development
          Burr Northrop            President, HB Covey - Advanced Fuel Services
          Rick Whatley             President, Environ Products, Inc.

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Slide 5

                             TANK TO TANK SOLUTIONS

                      [graphic of gasmart and tank system]


             Construction * Environmental Services * Manufacturing

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Slide 6

                              ENTECH ENVIRONMENTAL

+        Formed in January 2004

+ To be a leading provider of turnkey services and products to retail petroleum providers

+        Markets initially focused on California, Arizona and Nevada

+ First to market, vacuum leak detection unit and the acquisition of Environ Holdings, gives ENTECH the leading edge in complete "tank-to-tank" product offerings and a worldwide product distribution network




                A TRUE ONE STOP SHOP FOR THE MAJOR OIL COMPANIES.
                -------------------------------------------------

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Slide 7

                          ACQUISITIONS AND FINANCINGS


+        ACQUISITIONS
         ------------

         -        CPI Development            Dec 03         $5 million
         -        HB Covey                   Dec 03         $2.5 million
         -        AFFS                       Dec 03         $5 million
         -        Environ                    July 04        $25.5 million

+        FINANCINGS
         ----------

         -        Barron Cap Partners        Jan 04         $2 million
         -        Private Placement          Mar 04         $1.5 million
         -        Private Placement          May 04         $2.5 million

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Slide 8

                               ENTECH'S CUSTOMERS


                                      7-11
                                     Hertz
                                     Exxon
                                     Shell
                                       BP
                                      Arco
                                    Wal*Mart
                                   Unocal 76
                                     Texaco
                                    Chevron
                                     Mobil

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Slide 9

                          NATIONWIDE STATION OWNERSHIP



                         COMPANY                  LOCATIONS
                         -------                  ---------
                         BP/ Arco                    16,300
                         Exxon/ Mobil                15,913
                         Conoco/ Phillips            14,338
                         Shell Oil                   20,175
                         Chevron/ Texaco              8,203
                         Kroger                         810
                         7-11                         5,800
                         Marathon/ SA                 5,982
                         Citgo                       13,813
                         Other/Dealers               66,237
                         Total                      167,571

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Slide 10

                    21 year Life Cycle of a Fueling Station


          Tear Down Environmental       -->            New Ground up
          Clean up                                     Construction
            ^                                               |
            |                                               |
            |                                          Maintenance
         Remodel                                            |
         Reimage                                            |
         Retrofit                 Regulatory              <--
                        <--       Compliance
                                    Testing
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Slide 11

                   ANNUALIZED REVENUE OPPORTUNITY PER STATION
                          BASED ON 21 YEAR LIFE CYCLE


               Recurring Revenues         Annualized Costs
               ------------------         ----------------
               Maintenance                   $7,200
               Compliance Testing             5,200
               Tank Filtration                  600
               Re-Imaging                    24,000
               Annualized Revenue           $37,000

       In 2003 Entech's Operating Subsidiaries touched over 5,000 stations


Slide 12

                                  CONSTRUCTION

     Typical Construction Projects           Price               Range
     -----------------------------           -----               -----
                                              Low                High
                                              ---                ----

     New Construction                      $500,000           $5,000,000
     Raze and Rebuild                       300,000            1,500,000
     Retrofit                                 5,000              200,000
     Re-Image                                15,000              150,000
     Fuel Construction                     $ 50,000           $  350,000

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Slide 13

                                  CONSTRUCTION

+        Competition - SJ Weaver, CE Thomas, Fillner

+ Growth Strategy - Synergistic cross selling between segments, expanding hypermarket sales, major oil roll out programs, CVMS installations, property capitalization allows vendor discounts of 2-5%


                        2003           2004 est                2005 est
                        ----           --------                --------

    Sales          $28.1 million    $25 to 26.5 million    $35 to 38 million
    Gross Profit
      Margin           13.5%              6%                    13.6%

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Slide 14

          [Various pictures; gas stations, holding tank and food mart]

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Slide 15

                          FUTURE FUELS AND CLEAN AIR,
                               ALTERNATIVE FUELS

                            [pictures of fuel areas]

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Slide 16

                      ENVIRONMENTAL SERVICES & MAINTENANCE


>> Transport and disposal of Haz and Non Haz Material

     >> Drums, vacuum trucks, super sacks, filters, spill clean up, clarifiers

>> Fuel Storage Tank Cleaning and Filtration

>> Ethanol change out, removal of water, algae, debris

>> Compliance Testing & Regulatory Code Inspection

>> Environmental Supply Warehouse - Product Sales

>> 24/7 Maintenance

     >> Nozzle to back room, weights and measures, calibration, monitors

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Slide 17

                             REGULATORY COMPLIANCE

Regulation/Requirement           Frequency                       Low      High
----------------------------     ---------                       ---      ----

SB 989                  (CA)     New/remodel/every 3 years     $2,500   $3,500
461 R                   (CA)     Quarterly to annually            800    1,000
Monitor Certification   (US)     Annually                         200      400
Clarifier Clean Out     (US)     Annually                       1,500    2,000
AB 2481                 (CA)     7/1/04 New/remodel             7,800   17,800
UL 971 Pipe Standards   (US)     1/1/05 New/remodel            10,000   15,000
Curb Pump Hose each     (US)     Every 18 months                   25      250
Fuel Filtration         (US)     Annually to 18 months         $1,200   $3,500


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Slide 18

                               [various pictures]


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Slide 19

                             ENVIRONMENTAL SERVICES

+        Competition - Tanknology, CE Thomas, Service Station Systems

+ Growth Strategy - Synergistic cross selling, expanding the hypermarket services, new station start ups, SB 989 tests, add Northern California division, add Arizona division, Georgia, Pennsylvania fuel filtration projects, adoption of new environmental regulations.

                              2003           2004 est            2005 est
                              ----           --------            --------

     Sales                $9.8 million    $9 to 9.5 million  $13 to 14.2 million
     Gross Profit Margin     43.1%            36.1%                45.2%


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Slide 20

                               AB 2481 COMPLIANCE
                           CONSTANT VACUUM MONITORING


                            [picture of the monitor]


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Slide 21

                               AB 2481 COMPLIANCE
                           CONSTANT VACUUM MONITORING


+        California requires "double-walled" Underground Storage Tanks and Lines

+ Assembly Bill 2481 requires the airspace between the two walls to be monitored for leakage

+        Becomes Compliance Regulation - effective July 1, 2004 all new permits.


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Slide 22

                    NATIONAL AND WORLD WIDE MARKET ADVANTAGE

At present there is NO OTHER APPROVED tank and line continuous vacuum monitor device available to allow station owners to comply with the California State Assembly Bill 2481 July, 2004 deadline.


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                    JUST HOW BIG IS THE MARKET FOR THE CVMS?

+        45,000 Underground Storage Tanks in California

+        Unit price range is $7,800 - $10,800

+        Installation cost average is $10,000

+        New construction in CA alone should average 1,000 new tanks per year

+        Call Center monthly monitoring charge


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Slide 24

[environ logo]


      ENTECH ENVIRONMENTAL TECHNOLOGIES TO ACQUIRE ENVIRON PRODUCTS, INC.
                             ANNOUNCED MAY 6, 2004

>>       Est. 1990

>>       Flexible pipe innovator/manufacturer/leader

>>       Recognized provider of top-quality products by all Major Oil Companies

>>       750 Worldwide distributors

>>       Worldwide specified product provider for BP and Exxon/Mobil

>>       Completes EEVT's management team and "Tank to Tank" solution

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Slide 25

environ                       CUSTOMER PROFILE

>>       Major Oil Customers
       o  Exxon/Mobil                       o  BP/Amoco/Arco
       o  Chevron                           o  Equiva
       o  Shell Central America             o  Shell Caribbean
       o  Sun Oil (Sunoco)                  o  Tosco
       o  Southland                         o  Conoco/ Philips
       o  Shell South America
          Esso CCA & S. America


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Slide 26

environ

                           [various pictures of parts]

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Slide 27

environ

                         THE KIVA "ENVISION" DISPENSER

         picture of dispenser in the middle surrounded by pictures of:

Retail, Ticketing, Off site services, vending, on site services, instant coupons
                                Loyalty programs


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Slide 28

environ

                                DISPENSER MARKET

o        8.7 average fueling positions per site in the U.S.

o        5-7 years average dispenser replacement cycle, (up from 5 years)

o        155,000 retail dispensers are sold on average each year

o        364,500 retail fueling facilities worldwide

o        1,458,000  retail fueling dispenser population world wide

o        $1.6 BILLION GLOBAL MARKET for fueling systems equipment


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Slide 29

environ

                             ENVIRON MANUFACTURING

+        Competition - Total Containment, OPW - Pieces, NUPI

+ Growth Strategy - New products (curb pump hose), UL 971, GeoFlex pipe, CVMS, expansion abroad, adoption of new environmental regulations


                              2003           2004 est            2005 est
                              ----           --------            --------
     Sales                $22.1 million    $26.5 million      $38.5 million
     Gross Profit Margin      32.9%            34.1%              49.9%


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Slide 30

environ

                          ENVIRON'S ACQUISITION TERMS

                    + Cash -            $5.5 million
                    + Stock -           6,896,923*
                    + Debt -            $5.1 million
                    + Rationale -       750 distributor network, international
                                        presence, environmental technology
                                        leader, product support


           * 3,384,615 common shares subject to earn out performance


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             CONSOLIDATED '03 & '04 AND '05 ANNUAL PRO FORMA INCOME-
                              ASSUMES $20MM RAISE

+       Construction
+       Service
+       Environ/Manufacturing

                              2003           2004 est            2005 est
                              ----           --------            --------
     Sales Range          $38.0 million   $41 to $45 million  $80 to $90 million
     Gross Profit Margin     21.2%             20.8%               33.5%


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Slide 32

                            $20 MILLION USE OF FUNDS

+       Acquisition of Environ Holdings              $5.5 million
+       Working Capital                              $9.9 million
+       Completion of all acquisitions               $4.4 million
+       Commissions and Fees                         $1.2 million


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Slide 33

                             INVESTMENT HIGHLIGHTS

>>       Unique turnkey "tank to tank" service and product provider
>>       Meaningful cross selling synergies
>>       Experienced management team
>>       Favorable environmental trends
>>       Significant new products
          >>       CVMS
          >>       Curb pump hose
          >>       Kiva dispenser


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